Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Caribou Coffee Company, Inc. (the “Company”) on Form 10-K for the year ended December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Tattersfield, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
March 20, 2009

/s/ MICHAEL TATTERSFIELD
Michael Tattersfield
President and Chief Executive Officer